Exhibit 10.1.5

FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the        day of February, 2003 and is by and among APCOA/Standard Parking, Inc., a Delaware corporation (the “Company”) LaSalle Bank National Association, a national banking association (“LaSalle”), Bank One, NA, a national banking association (“Bank One”), and LaSalle as agent (in such capacity, the “Agent”) for the “Lenders” under the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, LaSalle, Bank One and the Company are all of the parties to that certain Amended and Restated Credit Agreement dated as of January 11, 2002, as amended (as such agreement has been or may be further amended, restated, modified or supplemented and in effect from time to time, the “Credit Agreement”), and LaSalle and Bank One are all of the “Lenders” thereunder; and

WHEREAS, LaSalle, Bank One and the Company desire to amend the Credit Agreement in certain respects, as hereinafter described in this Amendment;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Definitions.  Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.  In addition, the following term shall have the meaning indicated:

“Fifth Amendment Effective Date” means the date upon which this Amendment is executed by the Company, LaSalle, and Bank One, and the Guarantor Consent and Reaffirmation hereto is executed by each Guarantor, and each other condition to effectiveness set forth in Section 3 hereof has been fulfilled to the reasonable satisfaction of LaSalle and Bank One.

2.                                       Amendment of Credit Agreement.  Effective on the Fifth Amendment Effective Date, the Credit Agreement shall be amended as follows:

(A)                              The definition of “Revolving Credit Termination Date” in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Revolving Credit Termination Date” shall mean the earlier to occur of (i) March 8, 2004, and (ii) the date on which the Revolving Commitments shall be terminated pursuant to Section 2.2 or 6.2.

(B)                                Section 3.1(a) of the Credit Agreement shall be amended and restated in its entirety as follows:

(a)                                  Unless earlier payment is permitted or required under this Agreement, the Company shall pay to the Agent, for the benefit of the Lenders, (i) on the Revolving Credit Termination Date, the entire outstanding principal amount of the Revolving Credit Advances, (ii) on or before April 30, 2003, $5,000,000 of the outstanding principal balance of the Term Loan, and (iii) on the Term Loan Termination Date, the entire outstanding principal amount of the Term Loan.  If the Revolving Credit Advances at any time exceed the amount allowed pursuant to Section 2.1(c), the Company shall prepay the Revolving Credit Advances by an amount equal to or, at its option, greater than such excess.

(C)                                Section 3.2(c) of the Credit Agreement shall be amended and restated in its entirety as follows:

(c)                                  With respect to the Term Loan, interest shall accrue and be payable as follows, except as otherwise set forth below:

(i)                                     for the period from the Closing Date to but excluding March 1, 2003, (x) at the rate of 9½% per annum, payable in arrears on each Interest Payment Date, plus (y) 3½% per annum, which shall not be compounded and which shall be payable only on the Term Loan Termination Date or earlier maturity, whether pursuant to permitted prepayment, acceleration or otherwise; and

(ii)                                  for the period including and after March 1, 2003, (x) at the rate of 11½% per annum, payable in arrears on each Interest Payment Date, plus (y) 3½% per annum, which shall not be compounded and which shall be payable only on the Term Loan Termination Date or earlier maturity, whether pursuant to permitted prepayment, acceleration or otherwise.

The interest in respect of the Term Loan applicable under clause (i)(x) or (ii)(x) preceding (as applicable) is referred to herein as the “Payable Interest Rate” and the interest in respect of the Term Loan applicable under clause (i)(y) or (ii)(y) preceding (as applicable) is referred to herein as the “Accruing Interest Rate”.  Notwithstanding the foregoing provisions of this Section 3.2(c), if Bank One is replaced in full as the holder of the Term Loan prior to May 1, 2003 and all Lender Indebtedness owing to Bank One by the Borrower or any of its Subsidiaries under the Credit Agreement or any other Loan Document is paid in full in cash by such date (other than contingent reimbursement and indemnity obligations which by the terms of the Credit Agreement or the other Loan Documents are stated to survive), then the interest provisions applicable to interest on the Term Loan described in clause (ii) shall not apply with respect to any period after Bank One has been replaced in full as the holder of the Term Loan and its Lender Indebtedness has been paid in full in cash as described above, and Bank One shall refund to the Company any interest received by Bank One with respect to the period from March 1, 2003 through April 30, 2003 in excess of

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the amount of interest which would have been payable with respect to such period under clause (i) preceding.

3.                                       Conditions to Amendment Effective Date.  This Amendment shall become effective and the Fifth Amendment Effective Date shall occur upon completion of each of the following conditions to the reasonable satisfaction of each of LaSalle and Bank One:

(A)                              Execution and Delivery of This Amendment.  This Amendment shall have been duly executed and delivered by the parties hereto.

(B)                                Second Restated Term Note.  The Company shall have executed and delivered to Bank One a Second Amended and Restated Term Note in the form attached to this Amendment as Exhibit A.

(C)                                Guarantor Reaffirmations.  Each of the Guarantors shall have executed and delivered to the Agent a reaffirmation of such Guarantor’s obligations under the Guaranty in the form attached to this Amendment as Exhibit B.

(D)                               Secretary’s Certificates; Resolutions; Incumbency.  The Company shall have delivered to the Agent, for the Company and for each Guarantor, a certificate of the Secretary or Assistant Secretary of the Company or such Guarantor certifying:

(i)                                     the names, offices and true signatures of the officers of the Company or such Guarantor authorized to execute, deliver and perform, as applicable, this Amendment and/or any other instruments, documents or agreements to be entered into by the Company or such Guarantor in connection herewith; and

(ii)                                  true and correct copies of resolutions of the board of directors of the Company or such Guarantor approving and authorizing the execution, delivery and performance by the Company or such Guarantor of this Amendment and/or any other instruments, documents or agreements to be entered into by the Company or such Guarantor in connection herewith.

(E)                                 Execution and Delivery of Other Documents.  The Company and the Guarantors shall execute and deliver any other document, instrument, certificate or other agreement reasonably requested by the Agent in connection with this Amendment.

(F)                                 Amendment Fee.  The Company shall have paid to the Agent for distribution to Bank One an amendment fee in the amount of $37,500 in consideration of Bank One’s agreement to amend the Term Loan as provided herein.  Such fee shall be fully earned and non-refundable upon the occurrence of the Fifth Amendment Effective Date.

4.                                       Reaffirmation and Confirmation of Security Interest.  The Company hereby confirms to LaSalle and Bank One that the Company has granted to the Agent, for the benefit of the Lenders, a security interest in or lien upon substantially all of its property in order to secure the obligations of the Company to the Agent and the Lenders pursuant to the Credit Agreement.

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The Company hereby reaffirms such grant of such security interest and lien to the Agent, for the benefit of the Lenders, for such purpose in all respects.

5.                                       Representation and Warranties.  To induce LaSalle and Bank One to enter into this Amendment, the Company hereby represents and warrants to LaSalle and Bank One that:

(A)                              Since December 30, 2002, there has been no development or event, which has had or could reasonably be expected to have a material adverse effect on the Company’s business or financial condition.  No Event of Default or Unmatured Event will occur after giving effect to this Amendment.

(B)                                The Company has the corporate power and authority, and the legal right, to make and deliver this Amendment and each other instrument, document or agreement to be executed and delivered by it pursuant hereto, and to perform all of its obligations hereunder and thereunder, and under the Credit Agreement as amended by this Amendment, and the Company has taken all necessary corporate action to authorize the execution and delivery of this Amendment and each other instrument, document or agreement to be executed and delivered by it pursuant hereto.

(C)                                When executed and delivered, this Amendment and each other instrument, document or agreement to be executed and delivered by the Company pursuant hereto, and the Credit Agreement as amended by this Amendment, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, and by general equitable principles.

(D)                               No Unmatured Event or Event of Default exists, taking into account the changes to the Credit Agreement contemplated by this Amendment, and the representations and warranties made by the Company and the Continuing Guarantors in the Loan Documents to which each is a party are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment and each other instrument, document or agreement to be executed and delivered by any of them pursuant thereto, as if made on and as of this date, other than those that relate to an earlier or specific date.

6.                                       Miscellaneous.

(A)                              Captions.  Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

(B)                                Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles.  Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

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(C)                                Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(D)                               Counterparts; Facsimile Signature.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.  This Amendment may be executed by facsimile signature, and any such facsimile signature by any party hereto shall be deemed to be an original signature and shall be binding on such party to the same extent as if such facsimile signature were an original signature.

(E)                                 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(F)                                 References.  From and after the date of execution of this Amendment, any reference to any of the Loan Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

(G)                                Continued Effectiveness.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement, the Notes or any other Loan Document.  The parties hereto expressly do not intend to extinguish the Credit Agreement or any other Loan Document.  Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement, as evidenced by the Notes (including the Second Amended And Restated Term Note to be executed and delivered pursuant to this Amendment), and as secured by the collateral described in the Security Documents.  The Loan Documents, except as modified hereby, remain in full force and effect and are hereby reaffirmed in all respects.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Amended and Restated Credit Agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first above written.

APCOA/STANDARD PARKING, INC.

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as Agent and a Lender

By:
Name:
Title:

BANK ONE, NA, as a Lender

By:
Name:
Title:

EXHIBIT A

ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE SUBORDINATION AGREEMENT, DATED AS OF JANUARY 11, 2001 (THE “SUBORDINATION AGREEMENT”), AS THE SAME MAY BE AMENDED, RESTATED, MODIFIED OR SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, BY AND AMONG BANK ONE, NA, APCOA/STANDARD PARKING, INC. AND LASALLE BANK NATIONAL ASSOCIATION.

SECOND AMENDED AND RESTATED TERM NOTE

$15,000,000	Originally executed January 11, 2002
Amended and Restated on December 30, 2002
Amended and Restated Further on February , 2003

FOR VALUE RECEIVED, the undersigned, APCOA/STANDARD PARKING, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of BANK ONE, NA, a national banking association (the “Lender”):

(a)                                  the principal amount of Fifteen Million Dollars ($15,000,000), payable in one principal installment of $5,000,000 on April 30, 2003, with the remaining entire outstanding principal amount due and payable on the Term Loan Termination Date, as provided in that certain Amended and Restated Credit Agreement dated as of January 11, 2001 (as amended, restated, modified or supplemented and in effect from time to time, the “Credit Agreement”), among the Borrower, the Lender and certain other lenders which are or may become parties to the Credit Agreement, and LaSalle Bank National Association, a national banking association, as agent for itself and the other lenders; and

(b)                                 interest on the principal balance hereof from time to time outstanding from and after the Closing Date under the Credit Agreement at the times and at the rates provided in the Credit Agreement.

This Second Amended And Restated Term Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement.  This Second Amended and Restated Term Note amends and restates in its entirety the Term Note which was previously executed and delivered by Borrower to Lender on January 11, 2002 as amended and restated by that certain Amended And Restated Term Note dated December 30, 2002 (the “First Restated Term Note”).  The amendment and restatement of such First Restated Term Note evidenced hereby is pursuant to a change in the scheduled date for payment of the first installment of principal of the indebtedness evidenced hereby and thereby.  It is the intent of the parties hereto that such First Restated Term Note, as restated hereby, shall re-evidence the Term Loans under the Credit Agreement and is in no way intended to constitute repayment or a novation of any of the Lender Indebtedness which is evidenced by the Credit Agreement or such First Restated Term Note (or the original Term Note restated thereby) or any of the other Loan Documents executed in connection therewith.  The Lender and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.  All capitalized terms used in this Second Amended And Restated Term Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

If any one or more Events of Default shall occur and be continuing, the entire unpaid principal amount of this Second Amended And Restated Term Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

The Borrower and every endorser and guarantor of this Second Amended And Restated Term Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Second Amended And Restated Term Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or persons primarily or secondarily liable.

THIS SECOND AMENDED AND RESTATED TERM NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).  THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS SECOND AMENDED AND RESTATED TERM NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 8.2 OF THE CREDIT AGREEMENT.  THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

IN WITNESS WHEREOF, the undersigned has caused this Second Amended And Restated Term Note to be signed in its corporate name by its duly authorized officer as of the day and year first above written.

APCOA/STANDARD PARKING, INC.

By:
Name:
Title:

EXHIBIT B

REAFFIRMATION AGREEMENT

This Reaffirmation Agreement (this “Agreement”) is dated as of February      , 2003, and is made jointly and severally by the entities which are signatories hereto (the “Guarantors”) in favor of LaSalle Bank National Association, a national banking association, as agent (the “Agent”) under the Credit Agreement referred to below, for the benefit of Agent and the “Lenders” under such Credit Agreement.

W I T N E S S E T H:

WHEREAS, APCOA/Standard Parking, Inc., a Delaware corporation (the “Borrower”) is indebted to the “Lenders” under that certain Amended and Restated Credit Agreement dated as of January 11, 2002, as amended (as further amended, restated, modified or supplemented and in effect on the date hereof, the “Credit Agreement”) and the “Notes” referred to therein; and

WHEREAS, in connection and concurrently with Borrower’s execution of the Credit Agreement and the Notes, the Guarantors entered into that certain Amended and Restated Guaranty in favor of the Agent, for the benefit of the Agent and the Lenders (the same, as it may be amended, restated, modified or supplemented and in effect from time to time being herein referred to as the “Guaranty”) providing for the guaranty by the Guarantors of Borrower’s obligations under the Credit Agreement, the Notes, and the other “Loan Documents” (as such term is defined in the Credit Agreement); and

WHEREAS, in connection and concurrently with Borrower’s execution of the Credit Agreement and the Notes, and from time to time thereafter, the Guarantors have entered into certain “Security Documents” (as such term is defined in the Credit Agreement) granting a Lien on substantially all of the Guarantors’ assets to secure Borrower’s obligations under the Credit Agreement, the Notes and the other Loan Documents; and

WHEREAS, Borrower has requested that Agent and the Lenders amend the Credit Agreement in certain respects, all as set forth in that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of February      , 2003 by and among the Borrower, the Lenders and the Agent (the “Fifth Amendment”) and the Second Amended And Restated Term Note referred to in the Fifth Amendment (the “Second Restated Term Note”); and

WHEREAS, the Lenders and the Agent are agreeable to such requests, subject to certain terms and conditions and provided, among other things, that the Guarantors concurrently execute and deliver this Reaffirmation Agreement; and

WHEREAS, the Guarantors desires to induce the Lenders and the Agent to take such actions and are therefore willing to execute and deliver this Reaffirmation Agreement in favor of the Agent for the benefit of the Lenders and the Agent;

NOW, THEREFORE, the Guarantors hereby jointly and severally agree as follows:

1.                                       Reaffirmation of Guaranty and Security Documents.  The Guaranty and each Security Document is hereby reaffirmed as of the date hereof in all respects jointly and severally by each of the Guarantors, and shall continue from and after the date hereof and shall remain in full force and effect from and after the date hereof, and the obligations guaranteed under the Guaranty and secured pursuant to the Security Documents shall include the Borrower’s obligations under the Credit Agreement as amended by the Fifth Amendment and under the Second Restated Term Note.

2.                                       Reaffirmation and Confirmation of Security Interest.  Each Guarantor hereby confirms to LaSalle and Bank One that such Guarantor has granted to the Agent, for the benefit of the Agent and the Lenders, a security interest in or lien upon substantially all of its property in order to secure the obligations of the Borrower to the Agent and the Lenders pursuant to the Credit Agreement.  Each Guarantor hereby reaffirms such grant of such security interest and lien to the Agent, for the benefit of the Agent and the Lenders, for such purpose in all respects.

3.                                       Representations and Warranties.  To induce LaSalle and Bank One to enter into the Fifth Amendment, the Guarantors hereby jointly and severally represent and warrant to the Agent, for the benefit of the Agent and the Lenders, that:

(a)                                  Since December 30, 2002, there has been no development or event, which has had or could reasonably be expected to have a material adverse effect on any Guarantor’s or the Borrower’s business or financial condition.  No Event of Default or Unmatured Event will occur after giving effect to the Fifth Amendment and the Second Restated Term Note.

(b)                                 Each Guarantor has the corporate or limited liability company power and authority, and the legal right, to make and deliver this Agreement and has taken all necessary corporate or limited liability company action to authorize the execution and delivery of this Agreement.

(c)                                  This Agreement and the Guaranty each constitute legal, valid and binding obligations of the Guarantors, enforceable in accordance with their respective terms, except as enforceability may be affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, and by general equitable principles.

(d)                                 No Unmatured Event or Event of Default exists and the representations and warranties made by the Borrower and the Guarantors in the Loan Documents to which each is a party are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of the Fifth Amendment and each other instrument, document or agreement to be executed and delivered by any of them pursuant thereto, as if made on and as of this date, other than those that relate to an earlier or specific date.

4.                                       Governing Law.  This Agreement shall be governed and construed in accordance with the internal laws and decisions of the state of Illinois, without regard to the conflict of laws provisions thereof.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

5.                                       Captions.  Section captions and headings used in this Agreement are for convenience only and are not part of and shall not affect the construction of this Agreement.

6.                                       Counterparts; Facsimile Signature.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.  This Agreement may be executed by facsimile signature, and any such facsimile signature by any party hereto shall be deemed to be an original signature and shall be binding on such party to the same extent as if such facsimile signature were an original signature.

7.                                       Successors and Assigns.  This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of such parties and their respective successors and assigns.

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IN WITNESS WHEREOF, the undersigned have each executed this Reaffirmation Agreement as of the date first above written.

AP Holdings, Inc.	Tower Parking, Inc.

By:	By:
Name:	Name:
Title:	Title:

APCOA Bradley Parking Company, LLC	Virginia Parking Service, Inc.

By:	By:
Name:	Name:
Title:	Title:

APCOA LaSalle Parking Company, LLC	Hawaii Parking Maintenance, Inc.

By:	By:
Name:	Name:
Title:	Title:

Standard Auto Park, Inc.	Standard Parking Corporation IL

By:	By:
Name:	Name:
Title:	Title: